INCOME TAXES	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 17 – INCOME TAXES

Income tax provision is summarized as follows:

The actual income tax provision differs from the “expected” tax computed by applying the Federal corporate tax rate of 21% to the loss before income taxes as follows:

	Year Ended December 31,
	2021	2020
“Expected” income tax benefit	$4,826,146	$541,321
Decrease in valuation allowance	(4,826,146)	(541,321)
Income tax provision	$-	$-

The cumulative tax effect at the expected rate of 21% and 21% respectively of significant items comprising our net deferred tax amount is as follows as of December 31, 2021 and 2020:

	December 31,
	2020	2019
Deferred tax assets:
Net operating loss carry forwards	$5,367,467	$541,321
Valuation allowance	(5,367,467)	(541,321)
	-	-

Net deferred tax assets	$-	$-

As of December 31, 2021, we had approximately 5,367,467 in net operating loss carryforwards for federal tax purposes, respectively. In assessing the realizability of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. We consider the scheduled reversal of deferred tax assets, the level of historical taxable income and tax planning strategies in making the assessment of the realizability of deferred tax assets. We have identified the U.S. federal as our “major” tax jurisdiction. With limited exceptions, we remain subject to IRS examination of our income tax returns filed within the last three (3) years.